UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2025

VENUS CONCEPT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

235 Yorkland Blvd, Suite 900
Toronto, Ontario M2J 4Y8
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (877) 848-8430

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VERO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 25, 2025, Venus Concept Inc. (the “Company”) held its Annual and Special Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the proposals listed below. The final voting results for such proposals are set forth in the following table. The proposal is described in detail in the Company’s definitive proxy statement for the Annual Meeting, as supplemented on June 12, 2025.

1.          Election of Class II Directors:

Nominee	For	Withheld	Broker Non-Votes
Louise Lacchin	683,115	5,175	542,342
Anthony Natale, M.D.	680,224	8,066	542,342
Stanley Tyler Hollmig, M.D.	680,822	7,468	542,342

2.          Ratification of the selection of MNP LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain
1,141,927	87,720	985

3.          Approval of the issuance of up to 10,554,354 shares of common stock of the Company upon conversion of the 1,159,880 shares of Series Y Convertible Preferred Stock issued by the Company on May 24, 2024, September 26, 2024 and March 31, 2025.

For	Against	Abstain	Broker Non-Votes
678,172	9,064	1,054	542,342

4.          Approval of the issuance of up to 271,819 shares of common stock of the Company upon conversion of the 298,997 shares of Series X Convertible Preferred Stock issued by the Company on October 4, 2023 and quarterly thereafter in satisfaction of accrued interest.

For	Against	Abstain	Broker Non-Votes
489,263	8,802	979	542,342

5.          Approval of the issuance of up to 381,981 shares of common stock of the Company upon the conversion of the 1,575,810 shares of Senior Convertible Preferred Stock issued by the Company on May 15, 2023, July 12, 2023, September 8, 2023 and October 20, 2023.

For	Against	Abstain	Broker Non-Votes
499,417	9,073	1,046	542,342

6.          Approval of the issuance of up to 64,454 shares of common stock of the Company upon the conversion of the Secured Subordinated Convertible Notes issued by the Company on March 31, 2025.

For	Against	Abstain	Broker Non-Votes
677,737	9,477	1,076	542,342

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENUS CONCEPT INC.

Date: June 26, 2025	By:	/s/ Domenic Della Penna
Domenic Della Penna
Chief Financial Officer